Summary Prospectus and
Prospectus Supplement

November 12, 2021

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated November 12, 2021 to the Morgan Stanley Variable Insurance Fund, Inc.
Summary Prospectus and Prospectus dated April 30, 2021

Emerging Markets Equity Portfolio (Class I) (the "Fund")

Effective December 31, 2021, Ruchir Sharma will no longer serve as a portfolio manager of the Fund. Accordingly, effective December 31, 2021, all references to Mr. Sharma will be removed from the Fund's Summary Prospectus and Prospectus. Paul Psaila, Amay Hattangadi and Eric Carlson will remain portfolio managers of the Fund.

Please retain this supplement for future reference.